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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Harman International Industries, Incorporated:

  We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the headings of "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                        /s/ KPMG Peat Marwick LLP

                                        KPMG Peat Marwick LLP

Los Angeles, California
May 6, 1996